Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERIKS (*****).

Execution Version

AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT

THIS AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT (this “Amendment”), dated as of September 8, 2017, is made by and between (i) J. Aron & Company LLC, a New York limited liability company (“Aron”) located at 200 West Street, New York, New York 10282-2198, and (ii) PBF Holding Company LLC (“PBFH”), jointly and severally with its wholly-owned subsidiary, Paulsboro Refining Company LLC (“PRCLLC” and collectively with PBFH, “PRC”), both Delaware limited liability companies that have a place of business located at One Sylvan Way, 2nd Floor, Parsippany, NJ 07054-3887 (each of Aron and PRC are referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and PRC are parties to that certain Amended and Restated Inventory Intermediation Agreement dated as of May 29, 2015 (as from time to time amended prior to the date hereof, the “Agreement”) relating to the purchase by Aron from PRC (and thereafter the sale by Aron to PRC) of the refined products specified on Schedules A and B to the Agreement upon the terms and conditions set forth therein; and

Aron and PRC wish to amend the Agreement as hereinafter provided;

Accordingly, the Parties hereby agree as follows:

Article I. Definitions; Interpretation

Section 1.01 Terms Defined in the Agreement.

(a) Defined Terms. All capitalized terms used in this Amendment (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

(b) Interpretation. The rules of construction set forth in Sections 1.2, 1.3, 1.4 and 1.5 of the Agreement shall apply to this Amendment as if incorporated herein in full.

Article II. Amendments to the Agreement

Section 2.01 Amendment. Upon the effectiveness of this Amendment as provided in Section 3.04 hereof:

(a) Sections 2.1, 2.2, 2.3 and 2.4 are hereby amended and restated in their entirety to read as follows:

2.1	Initial Term. Subject to Section 2.8 below, this Agreement shall be effective as of the Restatement Effective Date. The Parties acknowledge and agree that (i) the

Original Agreement became effective on June 26, 2013, (ii) the Commencement Date occurred, (iii) the Inventory Volumes at the end of the Initial Term as defined in the Original Agreement will carry over to the effective time of this Agreement, (iv) all conditions precedent and all other provisions related to the inception of the Original Agreement even if repeated in this Agreement have previously been satisfied or waived, and (v) the Actual Setup Fee has been paid. This Agreement constitutes a continuation of the term of the Original Agreement under the amended and restated terms hereof, which term shall continue from the Restatement Effective Date until December 31, 2019 at 11:59:59 p.m. EPT (the “Initial Term”); provided, however, that this Agreement is subject to earlier termination as provided in Sections 2.3, 2.4 and 2.5.

2.2	Renewal Term. As of the expiration of the Initial Term, PRC and Aron may, by mutual agreement and no less than 180 days prior to the expiration of the Initial Term, renew this Agreement for one additional one-year term until December 31, 2020 at 11:59:59 p.m. EPT (or such longer term as may be agreed to by PRC and Aron) (the “Renewal Term”).

2.3

Specified Early Termination Rights. In addition to the termination rights in Section 2.4 and 2.5, PRC may, at its option and in its sole discretion, by providing no less than 60 days’ prior written notice to Aron, to be effective at 11:59:59 p.m. EPT on July 1, 2018 or, if later, at 11:59:59 p.m. EPT on the first day of the month immediately following the month during which such 60-day notice period expires (unless such 60-day notice period expires on the first day of a month, in which event such termination will be effective on such day) (but no later than January 1, 2019), terminate this Agreement, in which case this Agreement shall terminate in its entirety and the Specified Early Termination Fee will be due and payable by PRC to the extent applicable as set forth in Section 3.8.7 as part of the Step-out Payment Amount; provided that if the Related Agreement remains outstanding at the time such notice is given, such termination notice shall not be effective unless, (i) DCRC (with PBFH) has concurrently elected to exercise its right to terminate the Related Agreement pursuant to Section 2.3 or 2.4 thereof (in which case, the Specified Early Termination Fee or Early Termination Fee (as applicable) as provided for thereunder would become due) or (ii) Aron has agreed to the continuation of the Related Agreement following such early termination of this Agreement (in which case, no “Specified Early Termination Fee” or “Early Termination Fee” will be due under this Agreement or pursuant to Section 2.3 or 2.4 of the Related Agreement at such time). 2.4 General Early Termination Right. In addition to the termination rights in Section 2.3 and 2.5, PRC may, at its option and in its sole discretion, by providing no less than 60 days’ prior written notice to Aron, to be effective at 11:59:59 p.m. EPT on January 1, 2019 or, if later, at 11:59:59 p.m. EPT on the first day of the month immediately following the month during which such 60-day notice period expires (unless such 60-day notice period expires on the first day of a month, in which event such termination will be effective on such day), terminate this Agreement, in which case this Agreement shall terminate in its entirety and the Early Termination Fee will be due and payable by PRC to the extent applicable as set forth in Section 3.8.8 as

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part of the Step-out Payment Amount; provided that if the Related Agreement remains outstanding at the time such notice is given, such termination notice shall not be effective unless (i) DCRC (with PBFH) has concurrently elected to exercise its right to terminate the Related Agreement pursuant to Section 2.4 thereof (in which case, the Early Termination Fee as provided for thereunder would become due to the extent applicable) or (ii) Aron has agreed to the continuation of the Related Agreement following such early termination of this Agreement (in which case, no “Early Termination Fee” will be due under this Agreement or pursuant to Section 2.4 of the Related Agreement at such time).

(b) Sections 3.8.7 and 3.8.8 are hereby amended and restated in their entirety to read as follows:

3.8.7	PRC agrees to pay Aron, only if this Agreement is terminated in its entirety pursuant to Section 2.3 on or prior to January 1, 2019 at 11:59:59 p.m. EPT (to the extent applicable under Section 2.3), an amount equal to the product of: (a) the amount calculated as the sum of, for each Product Group, the product of (i) the Actual Step-out Inventory Product Benchmark and (ii) the Maximum Inventory and (b) the Specified Early Termination Margin (the “Specified Early Termination Fee”).

3.8.8	PRC agrees to pay Aron, only if this Agreement is terminated in its entirety pursuant to Section 2.4 on or prior to December 31, 2019 at 11:59:59 p.m. EPT, but after January 1, 2019 at 11:59:59 p.m. EPT (to the extent applicable under Section 2.4), an amount equal to the product of: (a) the amount calculated as the sum of, for each Product Group, the product of (i) the Actual Step-out Inventory Product Benchmark and (ii) the Maximum Inventory, (b) the Early Termination Margin and (c) a fraction, the numerator of which is the number of days between the date of such early termination and December 31, 2019 and the denominator of which is 365 (the “Early Termination Fee”).

(c) Section 18.5.1 is hereby amended and restated in its entirety to read as follows:

18.5.1

Notwithstanding any other provision of this Agreement, if the Performing Party terminates this Agreement pursuant to Section 18.3.3, the Performing Party shall have the right, immediately and for 60 days thereafter, to terminate any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document and, subject to Section18.5.2, to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Performing Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all of the Aron Inventory (but in any event within 60 days thereafter); and provided further that such 60 day period shall be extended to the extent that the Performing Party is subject to or required to comply with the order of any court of competent jurisdiction that limits its ability to exercise such rights or remedies or if the exercise of such rights or remedies is impracticable due to

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circumstances beyond the Performing Party’s reasonable control (which, with the exercise of due diligence, such Party cannot avoid or overcome). The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of all actual, reasonable losses and costs that are incurred by the Performing Party (expressed as a positive number) or gains that are realized by the Performing Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement, each determined in a commercially reasonable manner. The determination of the Settlement Amount shall include (without duplication): (w) for any Specified Period designated by PRC or otherwise established pursuant to the provisions of Schedule F prior to the Early Termination Date that ends after such Early Termination Date, the net present values as of the Early Termination Date of the Inventory Intermediation Roll Fees that would have become due as of the end of such Specified Period absent the early termination (where the discount rate to be used in the net present value calculation shall be equal to LIBOR plus the Applicable Margin), (x) all Specified Unwind Costs (as determined with respect to all Corresponding Futures and aggregated into a net amount), (y) the actual, reasonable losses and costs (or gains) incurred or realized by the Performing Party to the extent it elects to dispose of any Product inventories maintained for purposes of this Agreement and (z) if such termination occurs prior to December 31, 2019 and Aron is the Performing Party, the net present value of any Specified Early Termination Fee or Early Termination Fee that would have been payable to Aron pursuant to Section 3.8.7 or 3.8.8, respectively, as a result of an early termination under Section 2.3 or 2.4 of this Agreement (and the discount rate to be used in the net present value calculation shall be equal to LIBOR plus the Applicable Margin), except that if such termination occurs prior to July 1, 2018 the Specified Early Termination Fee shall be calculated in the same manner as under Section 3.8.7 except that the Default Early Termination Margin shall be used in place of the Specified Early Termination Margin. If the Settlement Amount is a positive number it shall be due to the Performing Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

(d) Schedules A and I to the Agreement are hereby replaced in their entirety with the Schedules A and I attached hereto.

Article III. Miscellaneous

Section 3.01 Agreement Otherwise Not Affected; Other Transaction Documents.

(a) Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by a Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

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(b) PRC confirms that the other Transaction Documents continue to be in full force and effect, subject in the case of the Fee Letter to its amendment and restatement as contemplated by Section 3.04(b) below.

Section 3.02 No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 3.03 Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 3.04 Effectiveness; Binding Effect.

(a) In connection with the execution, and as a condition to the effectiveness, of this Amendment, Aron and PBFH are entering into an amended and restated Fee Letter dated as of the date hereof, which shall constitute the “Fee Letter” under the Agreement.

(b) This Amendment shall be binding upon, inure to the benefit of and be enforceable by PRC, Aron and their respective successors and assigns as of the date on which it has been executed by each of the Parties hereto.

Section 3.05 Governing Law; Disputes; Jurisdiction. Section 22 of the Agreement (Governing Law & Disputes) shall apply to this Amendment as if incorporated herein in full.

Section 3.06 Counterparts. This Amendment may be executed by the Parties in separate counterparts and all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.

Section 3.07 Entire Agreement; Amendments. The Agreement, as amended by and together with this Amendment, constitutes the entire agreement of the Parties regarding the matters contemplated herein and therein or related hereto and thereto and no representations or warranties shall be implied or provisions added hereto or thereto in the absence of a written agreement to such effect between the Parties. The Agreement, as amended by and together with this Amendment, may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in the Agreement, as amended by and together with this Amendment, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first above written.

J. ARON & COMPANY LLC

By:	/s/ Simon Collier
Name:
Title:

PAULSBORO REFINING COMPANY LLC

By:	/s/ Thomas O’Connor
Name:	Thomas O’Connor
Title:	Senior Vice President, Commercial

PBF HOLDING COMPANY LLC

By:	/s/ Thomas O’Connor
Name:	Thomas O’Connor
Title:	Senior Vice President, Commercial

[Amendment Signature Page]

Schedule A

See attached.

Schedule I

See attached.

SCHEDULE A

Products List

PBF Corporate Standard	Product Group
CGO	Distillate
Diesel-Strtrun	Distillate
Distillate Blendstk	Distillate
HCO	Distillate
JET A	Distillate
Jet A FTZ	Distillate
Kerosene	Distillate
Kerosene ULS	Distillate
Kerosene-Strtrun	Distillate
Kerosene-Strtrun Receipts	Distillate
LCO	Distillate
LCO Receipts	Distillate
LGO	Distillate
LGO Receipts	Distillate
No 2 HO	Distillate
No 2 HO 2000 UD	Distillate
No 2 LSD 500	Distillate
No 2 LSHO 500	Distillate
No 2 ULSD	Distillate
No 2 LSHO 500 UD	Distillate
No 2 ULSD 15	Distillate
No 2 ULSD 15 Exp	Distillate
No 2 ULSHO 15	Distillate
Untreated Dist Blendstk	Distillate
ALKYLATE	Gasoline
Alkylate Receipts	Gasoline
CBOB Prm	Gasoline
CBOB Prm 12.9#	Gasoline
CBOB Prm 13.5#	Gasoline
CBOB Prm 14.5#	Gasoline
CBOB Prm 15.0#	Gasoline
CBOB Prm 7.8#	Gasoline
CBOB Prm 9.0#	Gasoline
CBOB Reg	Gasoline
CBOB Reg 10.0#	Gasoline

CBOB Reg 12.9#	Gasoline
CBOB Reg 13.5#	Gasoline
CBOB Reg 14.5#	Gasoline
CBOB Reg 15.0#	Gasoline
CBOB Reg 7.8#	Gasoline
CBOB Reg 9.0#	Gasoline
Cnv Reg	Gasoline
Gasoline Blendstk	Gasoline
Gasoline Blendstk Receipts	Gasoline
Gasoline-Cat	Gasoline
Gasoline-Hvy Cat	Gasoline
Gasoline-Lt Cat	Gasoline
Gasoline-Lt Strtrun	Gasoline
Gasoline-Poly	Gasoline
Naphtha	Gasoline
Naphtha Shipments	Gasoline
Naphtha-Hvy Cat	Gasoline
Naphtha-Hvy Coker	Gasoline
Naphtha-Lt Cat	Gasoline
PBOB Prem	Gasoline
PBOB Prm	Gasoline
PBOB Prm 11.5#	Gasoline
PBOB Prm 13.5#	Gasoline
PBOB Prm 15.0#	Gasoline
PBOB Prm V1	Gasoline
PBOB Prm V2	Gasoline
Raffinate	Gasoline
RBOB Reg	Gasoline
RBOB Reg	Gasoline
RBOB Reg 11.5#	Gasoline
RBOB Reg 13.5#	Gasoline
RBOB Reg 15.0#	Gasoline
RBOB Reg V1	Gasoline
RBOB Reg V2	Gasoline
REFORMATE	Gasoline
Reformate Receipts	Gasoline
Reformate-Hvy	Gasoline
Reformate-Lt	Gasoline

Untreated Gasoline Blendstk	Gasoline
318 Furf Ext	Lube
339 Furf Ext	Lube
Lube Basestock	Lube
Lube Basestock - VP	Lube
Lube Distillate	Lube
Lube Extract	Lube
Lube Raffinate	Lube
Lube Stocks	Lube
LUBEEXT-130	Lube
STK 318	Lube
STK 339	Lube
STK 345	Lube
STK 6154	Lube
STK 6154T	Lube
STK 6336	Lube
STK6051	Lube
STK6287	Lube
STK6329EXP	Lube
ValAro 100	Lube
ValAro 130A	Lube
ValAro 165NC	Lube
ValAro 220	Lube
ValAro 45	Lube
ValAro 500NC	Lube
ValAro 700NC	Lube
VP 100	Lube
VP 150BS	Lube
VP 165	Lube
VP 200	Lube
VP 230i	Lube
VP 250	Lube
VP 300	Lube
VP 300i	Lube
VP 325	Lube
VP 330i	Lube
VP 340i	Lube
VP 350	Lube

VP 350i	Lube
VP 400i	Lube
VP 500	Lube
VP 500i	Lube
VP 600i	Lube
VP 610	Lube
VP 700	Lube
VP 850M	Lube

SCHEDULE I

See attached.

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